Exhibit 10.1

CONSENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

This CONSENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Consent”) is dated as of July 3, 2020 and is executed by and among CALUMET SPECIALTY PRODUCTS PARTNERS, L.P., a Delaware limited partnership (“MLP Parent”), the Subsidiaries of MLP Parent listed as “Borrowers” on the signature pages hereto (together with MLP Parent, collectively, “Borrowers” and each individually a “Borrower”), the Lenders party hereto and BANK OF AMERICA, N.A., a national banking association, as agent for the Lenders (“Agent”).

R E C I T A L S:

A. Borrowers, Guarantors (if any), Lenders and Agent are parties to that certain Third Amended and Restated Credit Agreement dated as of February 23, 2018 (as amended by that certain First Amendment to Third Amended and Restated Credit Agreement dated as of September 4, 2019 and as further amended or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used in this Consent not otherwise defined herein shall have the respective meanings given thereto in the Credit Agreement).

B. MLP Parent, Calumet Finance Corp., a Delaware corporation (and together with MLP Parent, the “Issuers”), certain subsidiary guarantors party thereto from time to time and Wilmington Trust, National Association, as trustee, are parties to that certain Indenture dated as of November 26, 2013, pursuant to which the Issuers issued and sold $350.0 million aggregate principal amount of 7.625% unsecured senior notes due 2022 (the “2022 Unsecured Notes”).

C. Borrowers and Guarantors (if any) have requested that Agent and the Required Lenders consent to the Issuers’ proposed exchange of up to $200.0 million in aggregate principal amount of senior secured notes due July 2024 (the “2024 Secured Notes”), on a par for par basis, for the 2022 Unsecured Notes, pursuant to an indenture (the “2024 Secured Notes Indenture”) to be entered into by and among the Issuers, certain subsidiary guarantors party thereto and Wilmington Trust, National Association, as trustee (collectively, the “Notes Exchange”).

D. In connection with the Notes Exchange, MLP Parent shall designate the 2024 Secured Notes as Parity Lien Debt (as defined in the “Collateral Trust Agreement” (as such term is defined in the Hedge Intercreditor Agreement, the “Collateral Trust Agreement”)) and shall be secured by Liens on the Hedge Agreement Collateral, subject to the terms of the Hedge Intercreditor Agreement and the Collateral Trust Agreement.

E. The Lenders party hereto and Agent desire to consent to the Notes Exchange, on the terms and conditions contained in this Consent.

NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Consent. The Lenders party hereto and Agent hereby consent to the Note Exchange, in consideration of which it is hereby agreed as follows:

(a)	The 2024 Secured Notes shall be deemed to be Refinancing Indebtedness permitted by Section 9.2.3(b) of the Credit Agreement and shall be designated by MLP Parent as “Parity Lien Debt” (as defined in the Collateral Trust Agreement) upon the issuance thereof;

(b)	The Liens on the Hedge Agreement Collateral securing the 2024 Secured Notes shall be deemed to be Liens permitted by Section 9.2.1 of the Credit Agreement and the Hedge Intercreditor Agreement shall remain in effect at all times during the existence of such Liens;

(c)	Agent shall be permitted to include in the calculation of Availability Reserve the amount of any principal payments due, at the time of determination, within sixty (60) days pursuant to the terms of the 2024 Secured Notes Indenture or under any Refinancing Indebtedness thereof;

(d)	A “Change of Control” under, and as defined or used in, the 2024 Secured Notes Indenture shall constitute a Change of Control;

(e)	(i) Agent, Issuing Bank and Lenders shall not be required to fund any Loans, arrange for issuance of any Letters of Credit or grant any other accommodation under the Credit Agreement to or for the benefit of Borrowers, unless each Obligor represents and warrants to Agent and Lenders that on the date of, and upon giving effect to, such funding, issuance or grant: (A) the execution, delivery and performance by each Obligor of each Credit Document to which such Person is party and the performance of its obligations thereunder (including, without limitation, the Borrowing of Loans, the request for issuance of Letters of Credit and the grant of Liens on the Collateral as security for the Obligations) do not and will not violate or result in any default or an event of default under or any breach or contravention of, or result in or require the creation of any Lien (other than the Liens created by the Credit Agreement or the other Credit Documents) under, or require any payment to be made under the 2024 Secured Notes, the 2024 Secured Notes Indenture, the other “Note Documents” (as such term defined in the 2024 Secured Notes Indenture, the “2024 Secured Notes Documents”), the “Fixed Asset Collateral Documents” (as such term is defined in the Hedge Intercreditor Agreement) and the Collateral Trust Agreement (collectively, the “Senior Secured Notes Agreements”) to which such Obligor is a party; and (B) in addition to and without limiting the generality of the foregoing, each Obligor represents and warrants to Agent and Lenders that, in connection with each request for the funding of a Loan or the issuance of a Letter of Credit, such Loan or Letter of Credit (as applicable) is permitted as an incurrence of additional Indebtedness under each of the Senior Secured Notes Agreements thereunder; and (ii) each Notice of Borrowing (or deemed request, except as otherwise expressly stated in the Credit Agreement) by Borrowers, other than a Notice of Borrowing requesting only a conversion of Loans to Loans of another Type or a continuation of LIBOR Loans, for funding of a Loan, issuance of a Letter of Credit or grant of an accommodation shall constitute a representation by Borrowers that the foregoing is satisfied on the date of such request and on the date of such funding, issuance or grant.

(f)	Each Obligor shall, and shall cause each of its Restricted Subsidiaries (i) to deliver to Agent, in form and detail reasonably satisfactory to Agent, (A) promptly after the furnishing thereof, copies of any financial information, proxy materials, statement, report or other information furnished to any holder of debt securities of any Obligor or any Restricted Subsidiary thereof pursuant to the terms of the 2024 Secured Notes Indenture and not otherwise required to be furnished to Lenders pursuant to Section 9.1.1 or Section 9.1.2 of the Credit Agreement and (B) at all times during which MLP Parent or any other Obligor is party to the 2024 Secured Notes Indenture and Availability is less than 35% of the Aggregate Borrowing Base then in effect, promptly, and in any event within 15 days following the end of each month, a certificate signed on behalf of Consolidated Parties by a Senior Officer of Borrower Agent or its general partner which certifies (which certification shall constitute a representation and warranty for purposes of the Credit Agreement) that at least 10% of the aggregate amount of secured Indebtedness then permitted to be incurred by MLP Parent and/or any other Obligor party thereto under the 2024 Secured Notes Indenture then remains available to be incurred and (ii) promptly notify Agent and each Lender in writing of the occurrence of any default or event of default under the 2024 Secured Notes Indenture;

(g)	Each Obligor shall not, and shall cause each of its Restricted Subsidiaries not to, if on any date a Default or Event of Default has occurred and is continuing or would be directly or indirectly caused as a result thereof, or if the Prepayment Conditions are not satisfied at such date, make (or give any notice with respect thereto of) any voluntary, optional or other non-scheduled payment, prepayment (including any excess cash flow sweeps of Borrowed Money), redemption, acquisition for value (including, without limitation, by way of depositing money or securities with the trustee with respect thereto before due for the purpose of paying when due), refund, refinance or exchange of any 2024 Secured Notes, but excluding (i) any refinancing thereof permitted under Section 9.2.3 of the Credit Agreement, and (ii) any payment or prepayment made with respect to Indebtedness arising under any of the Senior Secured Notes Agreements upon the occurrence of a contingency such as, for example and not by way of limitation, an event of default, the destruction of assets or a change of control if (and only if) the applicable Senior Secured Notes Agreement requires such prepayment; and

(h)	Each of the following shall be an Event of Default under the Credit Agreement, if the same shall occur for any reason whatsoever, whether voluntary or involuntary, by operation of law or otherwise: (i) any Obligor fails to perform or observe any term, covenant or agreement contained in Section 1(a), Section 1(b), Section 1(d) or Section 1(g) hereof; (ii) any Obligor fails to perform or observe any other covenant or agreement (not specified in the immediately preceding clause (i) above) contained herein on its part to be performed or observed and such failure continues for 30 days after a Senior Officer of such Obligor or the general partner of such Obligor has knowledge thereof or receives written notice thereof from Agent, whichever is sooner; (iii) there occurs an event of default as such term is used or defined in the 2024 Secured Notes Indenture.

2. Effectiveness; Conditions Precedent. This Consent shall only be effective upon the satisfaction on or before August 30, 2020 of each of the following conditions precedent (the date of satisfaction, the “Effective Date”):

(a) Agent shall have received each of the following documents or instruments in form and substance reasonably acceptable to Agent executed counterparts of this Consent executed by all Borrowers, all Guarantors (if any), Agent and the Required Lenders;

(b) The 2024 Secured Notes Indenture shall have been executed and delivered by all parties thereto, and an amount not to exceed $200,000,000 aggregate principal amount of the 2024 Secured Notes shall have been issued pursuant thereto, and exchanged for, an equal principal amount of 2022 Unsecured Notes;

(c) MLP Parent shall have designated the 2024 Secured Notes as Parity Lien Debt in accordance with the terms of the Collateral Trust Agreement and the Parity Lien Documents (as defined in the Collateral Trust Agreement);

(d) Agent shall have received a true, correct and complete copy of the 2024 Secured Notes Indenture, the 2024 Secured Notes and any other 2024 Secured Notes Documents;

(e) The representations and warranties in Section 3(a) and Section 3(b) shall be true and correct as of the Effective Date and Agent shall have received a certificate or certificates executed by a Senior Officer of each Borrower or MLP General Partner as of the Effective Date, in form and substance satisfactory to Agent, stating that such conditions and the conditions in the immediately preceding clause (c) are satisfied;

(f) Agent shall be reasonably satisfied that the Notes Exchange will not result in the inclusion of any Collateral as Hedge Agreement Collateral;

(g) Borrowers shall have paid to Agent, for the benefit of each Lender (including Bank of America) that consents to this Consent, a consent fee (the “Consent Fee”) in an aggregate amount equal to 0.0875% of the Commitments of each such Lender outstanding on the Effective Date, which Consent Fee Borrowers agree shall be deemed fully earned and payable on the Effective Date;

(h) Borrowers shall have paid all reasonable out-of-pocket costs and expenses of Agent (including the reasonable fees and expenses of counsel for Agent) to the extent that the Borrower has received an invoice therefor at least two Business Days prior to the Effective Date (without prejudice to any post-closing settlement of such fees, costs and expenses to the extent not so invoiced); and

(i) Agent shall have received such documentation and other information as has been reasonably requested by Agent in connection with this Consent and the transactions contemplated hereby.

Without limiting the generality of the provisions of Section 11.3 of the Credit Agreement, for purposes of determining compliance with the conditions specified in this Section 2, each Lender that has signed this Consent shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless Agent shall have received notice from such Lender prior to the Effective Date specifying its objection thereto.

3. Representations and Warranties. In order to induce Agent and Lenders to enter into this Consent, each of the Obligors represents and warrants to Agent and Lenders as follows:

(a) all representations and warranties relating to such Obligor contained in the Credit Agreement or any other Credit Document are true and correct as of the date hereof as if made again on and as of the date hereof (except to the extent that such representations and warranties were expressly limited to another specific date, in which case they are true and correct as of such specific date);

(b) both immediately prior and immediately after giving effect to this Consent, no Default or Event of Default exists;

(c) such Obligor has all requisite corporate or other organizational power and authority (as applicable) to execute and deliver this Consent;

(d) the execution, delivery and performance of this Consent and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate or other organizational action, do not require the approval, consent, exemption, authorization or other action by, or notice to or filing with, any Governmental Authority or any other Person in order to be effective and enforceable, and do not and will not violate or result in any breach or contravention of any Senior Notes Indenture or other material Contractual Obligation, including the Senior Secured Notes Agreements, to which such Obligor is a party or subject, any Organization Document of such Obligor or any Applicable Law;

(e) this Consent has been duly executed and delivered on behalf of each Borrower party hereto; and

(f) this Consent constitutes a legal, valid and binding obligation of each Borrower party hereto, enforceable against it in accordance with its terms except as enforceability may be limited by applicable Insolvency Proceeding and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

4. Reaffirmation. By its execution hereof, each Obligor expressly (a) consents hereto, (b) confirms and agrees that, notwithstanding the effectiveness of this Consent, each Credit Document to which it is a party is, and the obligations of such Obligor contained in the Credit Agreement, if any, or in any other Credit Documents to which it is a party (in each case, as amended and modified by this Consent), are and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, (c) affirms that each of the Liens and security interests granted by such Obligor in or pursuant to the Credit Documents are valid and subsisting and (d) agrees that this Consent shall in no manner impair or otherwise adversely affect any of the Liens and security interests granted in or pursuant to the Credit Documents.

5. Entire Agreement. This Consent, the Credit Agreement, and the other Credit Documents (collectively, the “Relevant Documents”), set forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to any other party in relation to the subject matter hereof or thereof. None of the terms or conditions of this Consent may be changed, modified, waived or canceled orally or otherwise, except in writing and in accordance with Section 13.1 of the Credit Agreement.

6. Full Force and Effect of Credit Agreement. This Consent is a Credit Document. Except as expressly consented hereto, all terms and provisions of the Credit Agreement and all other Credit Documents remain in full force and effect and nothing contained in this Consent shall in any way impair the validity or enforceability of the Credit Agreement or the Credit Documents, or alter, waive, annul, vary, affect, or impair any provisions, conditions, or covenants contained therein or any rights, powers, or remedies granted therein.

7. Consent Fee. The Borrowers agree that the Consent Fee shall not be refundable under any circumstances, shall be paid in immediately available funds and shall not be subject to reduction by way of set-off or counterclaim.

8. Counterparts. This Consent may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of a signature page of this Consent by telecopy or other electronic means shall be effective as delivery of a manually executed counterpart of such agreement. Any electronic signature, contract formation on an electronic platform and electronic record-keeping shall have the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based recordkeeping system to the fullest extent permitted by Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any similar state law based on the Uniform Electronic Transactions Act.

9. Governing Law; Jurisdiction; Waiver of Jury Trial. THIS CONSENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS CONSENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. Sections 13.13, 13.14 and 13.15 of the Credit Agreement are hereby incorporated herein by this reference.

10. Severability. If any provision of this Consent is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Consent and the other Credit Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with legal, valid and enforceable provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

11. References. All references to the “Credit Agreement” in the Credit Documents shall mean the Credit Agreement giving effect to this Consent.

12. Successors and Assigns. This Consent shall be binding upon and inure to the benefit of Obligors, Agent and Secured Parties and their respective successors and assigns, except that (a) no Obligor shall have the right to assign its rights or delegate its obligations under any Credit Documents, and (b) any assignment by a Lender must be made in compliance with Section 12.3 of the Credit Agreement.

[Signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Consent to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

BORROWERS:

CALUMET SPECIALTY PRODUCTS PARTNERS, L.P.

By:	Calumet GP, LLC, its general partner

	By:	/s/ H. Keith Jennings
	Name:	H. Keith Jennings
	Title:	Executive Vice President & Chief Financial Officer

CALUMET OPERATING, LLC

By:	Calumet Specialty Products Partners, L.P., its sole member

	By:	Calumet GP, LLC, its general partner

		By:	/s/ H. Keith Jennings
		Name:	H. Keith Jennings
		Title:	Executive Vice President & Chief Financial Officer

CALUMET FINANCE CORP.

By:	/s/ H. Keith Jennings
Name:	H. Keith Jennings
Title:	Executive Vice President & Chief Financial Officer

FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT – Signature Page 1

CALUMET INTERNATIONAL, INC.

By:	/s/ H. Keith Jennings
Name:	H. Keith Jennings
Title:	Executive Vice President & Chief Financial Officer

KURLIN COMPANY, LLC

By: Calumet International, Inc., its sole member

By:	/s/ H. Keith Jennings
Name:	H. Keith Jennings
Title:	Executive Vice President & Chief Financial Officer

CALUMET BRANDED PRODUCTS, LLC

By: Calumet Operating, LLC, its sole member

By:	Calumet Specialty Products Partners, L.P., its sole member

	By:	Calumet GP, LLC, its general partner

		By:	/s/ H. Keith Jennings
		Name:	H. Keith Jennings
		Title:	Executive Vice President & Chief Financial Officer

FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT – Signature Page 2

BEL-RAY COMPANY, LLC

By: Calumet Branded Products, LLC, its sole member

By:	Calumet Operating, LLC, its sole member

	By:	Calumet Specialty Products Partners, L.P., its sole member

		By:	Calumet GP, LLC, its general partner

			By:	/s/ H. Keith Jennings
			Name:	H. Keith Jennings
			Title:	Executive Vice President & Chief Financial Officer

CALUMET REFINING, LLC

By: Calumet Operating, LLC, its sole member

By:	Calumet Specialty Products Partners, L.P., its sole member

	By:	Calumet GP, LLC, its general partner

		By:	/s/ H. Keith Jennings
		Name:	H. Keith Jennings
		Title:	Executive Vice President & Chief Financial Officer

FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT – Signature Page 3

CALUMET PRINCETON REFINING, LLC
CALUMET COTTON VALLEY REFINING, LLC
CALUMET SHREVEPORT REFINING, LLC
CALUMET SAN ANTONIO REFINING, LLC
CALUMET MONTANA REFINING, LLC
CALUMET MISSOURI, LLC
CALUMET KARNS CITY REFINING, LLC
CALUMET DICKINSON REFINING, LLC

By: Calumet Refining, LLC, their sole member

By:	Calumet Operating, LLC, its sole member

	By:	Calumet Specialty Products Partners, L.P., its sole member

		By:	Calumet GP, LLC, its general partner

			By:	/s/ H. Keith Jennings
			Name:	H. Keith Jennings
			Title:	Executive Vice President & Chief Financial Officer

FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT – Signature Page 4

AGENT AND LENDERS:	BANK OF AMERICA, N.A.,
as Agent, a Lender and an Issuing Bank

	By:	/s/ Hance VanBeber
	Name:	Hance VanBeber
	Title:	Sr. Vice President

FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT – Signature Page 5

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Thomas A. Martin
Name:	Thomas A. Martin
Title:	Vice President

FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT – Signature Page 6

JPMORGAN CHASE BANK, N.A.,
as a Lender

By:	/s/ Helen D. Davis
Name:	Helen D. Davis
Title:	Authorized Officer

FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT – Signature Page 7

REGIONS BANK,
as a Lender

By:	/s/ Stephen J. McGreevy
Name:	Stephen J. McGreevy
Title:	Managing Director

FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT – Signature Page 8

BMO HARRIS BANK, N.A.,
as a Lender

By:	/s/ Kara Goodwin
Name:	Kara Goodwin
Title:	Managing Director

FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT – Signature Page 9

BARCLAYS BANK PLC,
as a Lender

By:	/s/ Arvind Admal
Name:	Arvind Admal
Title:	Vice President

FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT – Signature Page 10

DEUTSCHE BANK AG NEW YORK BRANCH,
as a Lender

By:	/s/ Michael Strobel
Name:	Michael Strobel
Title:	Vice President

By:	/s/ Philip Tancorra
Name:	Philip Tancorra
Title:	Vice President

FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT – Signature Page 11

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Lisa Freeman
Name:	Lisa Freeman
Title:	Senior Vice President

FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT – Signature Page 12

BBVA USA f/k/a COMPASS BANK
as a Lender

By:	/s/ Lindsey Swope
Name:	Lindsey Swope
Title:	Vice President

FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT – Signature Page 13